UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401 Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 26, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our” or the “Corporation”) completed its acquisition (the “Acquisition”) of all of the issued and outstanding equity interests of Whinstone US, Inc. (“Whinstone”), pursuant to the terms and subject to the conditions of the previously announced Stock Purchase Agreement, dated as of April 8, 2021 (the “Stock Purchase Agreement”), by and among Riot, Northern Data AG (“Northern Data”) and Whinstone. At the closing of the Acquisition, as consideration therefor, Riot paid to Northern Data $80,000,000 in cash, subject to customary adjustments set forth in the Stock Purchase Agreement, and issued to Northern Data 11,800,000 shares of the common stock, no par value, of Riot (“Common Stock”).

Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2021, in connection with the closing of the Acquisition, Riot entered into a Shareholder Agreement (the “Shareholder Agreement”) with Northern Data, which provides for, among other things, certain standstill restrictions, voting obligations and registration rights.

Pursuant to the Shareholder Agreement, until the later of the first anniversary of the closing of the Acquisition and Northern Data and its affiliates ceasing to collectively beneficially own 3% of the issued and outstanding voting securities of Riot, Northern Data has agreed to certain standstill obligations prohibiting it and its affiliates and representatives from, directly or indirectly, among other things and subject to certain exceptions: (a) acquiring, soliciting, proposing or seeking beneficial ownership of any voting securities of Riot (or any rights, warrants or options to acquire, or securities convertible into or exchangeable for, voting securities of Riot) that would result in Northern Data and its affiliates collectively holding 15% or more of the issued and outstanding voting securities of Riot; (b) proposing, offering or participating in certain change of control or extraordinary transactions involving Riot or any of its controlled subsidiaries or material assets or operations; (c) knowingly encouraging any third party to propose or offer to acquire beneficial ownership of 15% or more of the issued and outstanding voting securities of Riot; (d) calling a special meeting of Riot’s stockholders; (e) making a stockholder proposal at any meeting of Riot’s stockholders; (f) seeking to add, replace or remove any director of Riot; (g) soliciting any proxies of Riot’s stockholders; (h) seeking or proposing to influence, change or control Riot’s management or Board of Directors or Riot’s governance or policies; (i) making any public disclosure, announcement or statement regarding certain matters relating to Riot; (j) depositing in a voting trust, subjecting to any voting agreement or pooling arrangement or granting any proxy with respect to any voting securities of Riot; (k) publicly announcing any intention to take action in connection with the foregoing; and (l) entering into any discussions, negotiations, agreement, arrangement or understanding with, or advising, assisting, encouraging, supporting, providing financing to or seeking to persuade, third parties to take action in connection with the foregoing.

In addition, pursuant to the Shareholder Agreement, until the later of the completion of Riot’s 2021 annual meeting of stockholders and Northern Data and its affiliates ceasing to collectively beneficially own 9% of the issued and outstanding voting securities of Riot, Northern Data is obligated to cause the voting securities of Riot that it and its affiliates beneficially own (i) to be present, in person or by proxy, at any meeting of Riot’s stockholders and (ii) except in the case of certain change of control or extraordinary transactions, to vote consistent with the recommendations of Riot’s Board of Directors.

The Shareholder Agreement also provides Northern Data with certain customary registration rights. Pursuant to the Shareholder Agreement, Riot is obligated to file a registration statement to register the resale of the shares of Common Stock beneficially owned by Northern Data and its affiliates under the Securities Act of 1933, as amended (the “Securities Act”), among other things.

The Shareholder Agreement is substantially in the form attached to the Stock Purchase Agreement, which is attached as Exhibit 2.1 to Riot’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2021.

The above description of the Shareholder Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Shareholder Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated in this Current Report by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained under “Introductory Note” in this Current Report is hereby incorporated into this Item 2.01 of this Current Report. For further information regarding the terms of the Stock Purchase Agreement, see the description thereof contained in Item 1.01 of Riot’s Current Report on Form 8-K filed with the SEC on April 9, 2021.

The above description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 to Riot’s Current Report on Form 8-K filed with the SEC on April 9, 2021.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained under “Introductory Note” and in Item 2.01 of this Current Report is hereby incorporated into this Item 3.02 of this Current Report. On May 26, 2021, pursuant to the Stock Purchase Agreement, Riot issued to Northern Data 11,800,000 shares of Common Stock as a portion of the consideration for the Acquisition. Those shares of Common Stock were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On May 26, 2021, Riot issued a press release (the “Press Release”) announcing that it had completed the Acquisition. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

In the Press Release, Riot announced that it will be hosting a live conference call on May 27, 2021 at 8:30 a.m. ET to discuss the completion of the Acquisition, among other things. A copy of the materials that Riot intends to present during the conference call is furnished as Exhibit 99.2 to this Current Report.

The information furnished herewith pursuant to this Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

In connection with the closing of the Acquisition, Riot is supplementing the risk factors previously disclosed in Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 31, 2021 and subsequently amended in a filing with the SEC on April 30, 2021 (the “2020 Form 10-K”), with the additional risk factors set forth in Exhibit 99.3 to this Current Report. The additional risk factors set forth in Exhibit 99.3 to this Current Report should be read in conjunction with the risk factors previously disclosed in the 2020 Form 10-K and are incorporated in this Current Report by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report may include forward-looking statements within the meaning of the federal securities laws, including as to the effects of the Acquisition and the future financial performance and operations of Riot and Whinstone. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based upon current expectations of Riot and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of the Acquisition, including financial and operating results, and Riot’s plans, objectives, expectations and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements are: (a) the integration of the businesses of Riot and Whinstone may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; and (b) failure to otherwise realize anticipated efficiencies and strategic and financial benefits from the Acquisition. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Current Report may be found in Riot’s filings with the SEC, including in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the 2020 Form 10-K and Riot’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, which was filed with the SEC on May 17, 2021, copies of which may be obtained from the SEC’s website at www.sec.gov, and in the additional risk factors set forth in Exhibit 99.3 to this Current Report. All forward-looking statements included in this Current Report are made only as of the date of this Current Report, and Riot does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1*	Stock Purchase Agreement, dated as of April 8, 2021, by and among Riot Blockchain, Inc., Northern Data AG and Whinstone US, Inc. (incorporated herein by reference to Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on April 9, 2021).
10.1	Shareholder Agreement, dated as of May 26, 2021, by and between Riot Blockchain, Inc. and Northern Data AG.
99.1	Press Release, issued by Riot Blockchain, Inc. on May 26, 2021.
99.2	Investor Presentation of Riot Blockchain, Inc.
99.3	Supplemental Risk Factors of Riot Blockchain, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules in this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: May 26, 2021